UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2010

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

On May 4, 2010, Force Protection, Inc. (the “Company”) held an investor conference call and webcast to discuss its results of operations and financial condition for the first quarter ended March 31, 2010 and its business outlook.  Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the transcript of the Company’s presentation during that call and the questions and answers that followed the presentation.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement

This Current Report on Form 8-K contains certain forward-looking statements that are not historical facts, including statements about beliefs and expectations.  These statements are based on beliefs and assumptions of the Company’s management and on information currently available. These forward-looking statements include, among other statements, the demand for the Company’s vehicles, the base of recurring revenue over the next several years, including sales of the Buffalo and Cougar, as well as the Company’s modernization, spares, and sustainment services; the potential orders for the Ocelot and the JAMMA; the expectations for the Company’s vehicle modernization and sustainment efforts; the ability to develop new technologies and products, and the effectiveness of these technologies and products; the execution of the Company’s business strategy and strategic transformation, including the provision of a broad range of survivability solutions; the effect of the key locations outside of the United States; and, the Company’s expected financial and operating results, including revenues and cash flow for future periods. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update any of them publicly in light of new information or future events.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements.  Examples of these factors include, but are not limited to, the ability to effectively manage the risk in the Company’s business; the ability to execute the Company’s strategic transformation; the ability to develop new technologies and products and the acceptance of these technologies and products; the ability to obtain new orders for our vehicles, products, and services; the impact of the rate of operations in Iraq and Afghanistan; and, other risks and factors and cautionary statements listed in the Company’s periodic reports filed with the SEC, including the risks set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2009 and as updated in the quarterly report on Form 10-Q for the period ended March 31, 2010.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Transcript of Investor Conference Call webcast on May 4, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: May 6, 2010

/s/ Lenna Ruth Macdonald
(Signature)
Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel & Secretary

EXHIBIT LIST

Exhibit	Description

99.1	Transcript of Investor Conference Call webcast on May 4, 2010.